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As filed with the Securities and Exchange Commission on March 1, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2002

DMC STRATEX NETWORKS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-15895 (Commission File Number)	77-0016028 (I.R.S. Employer Identification No.)
170 Rose Orchard Way, San Jose, CA (Address of Principal Executive Offices)	95134 (Zip Code)

(408) 943-0777
(Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

        On February 28, 2002, DMC Stratex Networks, Inc., a Delaware corporation (the "Company"), issued a press release announcing a conference call regarding its offer to acquire Western Multiplex Corporation, a Delaware corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
99.1	Press release of the Company dated February 28, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC STRATEX NETWORKS, INC.
Date: February 28, 2002	By:	/s/ CHARLES D. KISSNER Charles D. Kissner Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the Company dated February 28, 2002

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SIGNATURES
EXHIBIT INDEX